UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 28, 2012

Landmark Apartment Trust of America, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-52612	20-3975609
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4901 Dickens Road, Suite 101 Richmond, Virginia	23230
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (804) 237-1335

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Landmark Apartment Trust of America, Inc. (the “Company”) hereby amends the Current Report on Form 8-K filed on September 4, 2012 (the “September 4, 2012 Form 8-K”) to provide information relating to the acquisition of three of the remaining multifamily apartment communities as described in such Current Report.

Item 2.01	Completion of Acquisition or Disposition of Assets.

Background

As previously reported in our Current Report on Form 8-K filed on August 8, 2012, the Company and Landmark Apartment Trust of America Holdings, LP, the Company’s operating partnership (the “Operating Partnership” and, together with the Company, the “LATA Parties”), entered into a master contribution and recapitalization agreement and a series of separate interest contribution agreements (the “Interest Contribution Agreements”) to acquire a total of 21 multifamily apartment communities and one parcel of submerged land (the “Contributed Properties”), containing an aggregate of 6,079 units, in exchange for aggregate consideration valued at approximately $480.9 million (subject to customary prorations), including (i) approximately $185.2 million (subject to adjustment based on prorations and principal amortization) generally comprised of common units of limited partnership interest in the Operating Partnership (“Common Units”) valued at $8.15 per unit; (ii) approximately $14.0 million in cash; and (iii) the assumption by the LATA Parties of approximately $281.7 million of in-place mortgage indebtedness encumbering the Contributed Properties (based on principal amounts outstanding as of June 30, 2012).

Also as previously reported in the September 4, 2012 Form 8-K, as amended, the LATA Parties completed the acquisitions of 13 of the Contributed Properties, consisting of 12 multifamily apartment communities and the parcel of submerged land, between August 28, 2012 and October 31, 2012.

Completed Acquisitions

Reserve at Mill Landing

On November 5, 2012, the Company, through its Operating Partnership and pursuant to an Interest Contribution Agreement by and among the LATA Parties, Elco Landmark Residential Management, LLC (“ELRM”) and Century Mill Investors, LLC, acquired 100% of the membership interests in Century Mill Partners, LLC, a Delaware limited liability company, which owns as its sole asset one of the Contributed Properties (the “Reserve at Mill Landing Property”), in exchange for consideration valued at approximately $23,000,000 (subject to prorations and adjustments), including 819,036 Common Units valued at $8.15 per unit representing aggregate consideration of approximately $6,675,146, the assumption of approximately $12,885,005 of mortgage indebtedness and the payment of approximately $3,354,883 in cash to the preferred equity member in Century Mill Investors, LLC. The Reserve at Mill Landing Property is an apartment community located in Lexington, South Carolina, comprised of approximately 264,262 rentable square feet and containing 260 units. As of November 6, 2012, the Reserve at Mill Landing Property was 96.5% occupied.

The mortgage indebtedness assumed in connection with the acquisition of the Reserve at Mill Landing Property has a fixed interest rate of 5.25% and is issued by Berkadia Commercial Mortgage. The loan matures on July 11, 2015.

Parkway Grand

On November 8, 2012, the Company, through its Operating Partnership and pursuant to an Interest Contribution Agreement by and among the LATA Parties, ELRM and Elco Landmark Residential Holdings, LLC (“ELRH”), acquired 100% of the membership interests in Woodberry Partners, LLC, a Delaware limited liability company, which owns as its sole asset one of the Contributed Properties (the “Parkway Grand Property”), in exchange for consideration valued at approximately $27,778,250 (subject to prorations and adjustments), including 996,324 Common Units valued at $8.15 per unit representing aggregate consideration of approximately $8,120,044 and the assumption of approximately $19,724,163 of mortgage indebtedness. The Parkway Grand Property is an apartment community located in Decatur, Georgia, comprised of approximately 351,503 rentable square feet and containing 313 units. As of November 7, 2012, the Parkway Grand Property was 94.3% occupied.

The mortgage indebtedness assumed in connection with the acquisition of the Parkway Grand Property has a fixed interest rate of 6.19%, is issued by Freddie Mac and serviced by M&T Realty Capital Corporation. The loan matures on August 1, 2015.

Grand Isles at Bay Meadows

On November 8, 2012, the Company, through its Operating Partnership and pursuant to an Interest Contribution Agreement by and among the LATA Parties, ELRM and ELRH, acquired 100% of the membership interests in Baymeadows Partners, LLC, a Delaware limited liability company, which owns as its sole asset one of the Contributed Properties (the “Grand Isles at Bay Meadows Property”), in exchange for consideration valued at approximately $32,500,000 (subject to prorations and adjustments), including 1,953,785 Common Units valued at $8.15 per unit representing aggregate consideration of approximately $15,923,347 and the assumption of approximately $16,546,799 of mortgage indebtedness. The Grand Isles at Bay Meadows Property is an apartment community located in Jacksonville, Florida, comprised of approximately 278,400 rentable square feet and containing 352 units. As of November 7, 2012, the Grand Isles at Bay Meadows Property was 95.5% occupied.

The mortgage indebtedness assumed in connection with the acquisition of the Grand Isles at Bay Meadows has a variable interest rate equal to 3.81% plus the Freddie Mac Reference Bill® Index Rate and is capped at 7.25% per annum. The loan is issued by Freddie Mac, serviced by M&T Realty Capital Corporation and matures on January 1, 2016.

In evaluating the acquisitions described above and determining the appropriate amount of consideration to be paid, the Company considered a variety of factors, including property condition reports, tenant rent rolls, property location, visibility and access, age of the property, physical condition and curb appeal, review of an independent third-party appraisal, neighboring property uses, local market conditions, including vacancy rates, area demographics, including average household income, neighborhood growth patterns and economic conditions, and the presence of demand generators.

No additional compensation was paid to the Company’s former advisor or any other related party in connection with the acquisitions described above. The Company currently has no plans for any renovations, improvements or development of the property described herein and the Company believes the properties are adequately insured.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 2.01 of this current report on Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

Since it is impracticable to provide the required financial statements for the acquired real properties described in Item 2.01 above at the time of this filing, and no financial statements (audited or unaudited) are available at this time, the Company hereby confirms that the required financial statements will be filed on or before November 13, 2012, which date is within the period allowed to file such an amendment.

(b) Pro Forma Financial Information.

See paragraph (a) above.

(c) Shell Company Transactions

None.

(d) Exhibits

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 9, 2012	Landmark Apartment Trust of America, Inc.

	By:	/s/ B. Mechelle Lafon
	Name:	B. Mechelle Lafon
	Title:	Chief Financial Officer, Treasurer and Secretary

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